ADDENDUM


Addendum to the Lease Agreement dated DECEMBER 1ST, 1999 hereinafter referred to as the ("Form" by and between HOUSTON R.E. INCOME PROPERTIES XV, LTD. D/B/A CORPORATE PARK WEST ("Landlord") and HUMATECH, INC. ("Tenant").

This Addendum made on JANUARY 31, 2002, modifies and amends the above referenced
                      ----------------
Lease Agreement ("Form") by and between Landlord and Tenant. In the event of any conflict between the terms of this Form and this Addendum, this Addendum shall control. The Form and this Addendum, read together, constitute the Lease Agreement between the parties ("Lease").

ARTICLE II - TERM OF LEASE, Paragraph 2.2 shall hereafter additionally provide as follows:
2.2 -The term of this Lease shall be revised for a period of 07 months commencing on FEBRUARY 1, 2002 and ending AUGUST 31, 2002.

ARTICLE III - RENT AND OTHER CHARGES, Paragraph 3.1 shall hereafter additionally provide as follows:
3.1     Monthly  installments  of  rent shall be revised and payable as follows:

                02/01/01 TO 08/31/02          $1,360.00 PER MONTH

TENANT  IMPROVEMENTS:
--------------------
TENANT  ACCEPTS  SPACE  "AS-IS"  CONDITION.


17.22 Should Tenant decide to vacate the premises upon expiration of the Amendment, Tenant agrees to provide Landlord with ninety (90) days prior written notice of its intent to vacate. If ninety (90) days prior written notice is not provided and the space is vacated upon expiration or anytime thereafter without proper notice, the Tenant agrees to forfeit the security deposit.

Except as modified herein, all other terms and conditions of the Lease Agreement between the parties above described shall continue in full force and effect. As per the original lease agreement estimates Common Area Maintenance, Taxes and insurance shall remain the same.

Agreed  this  ____  day  of  _____,  2002

LANDLORD:                                       TENANT:

By:  Hartman Commercial Properties REIT,        HUMATECH, INC.
       A Texas real estate investment trust
Its:  General Partner, d/b/a CORPORATE PARK WEST

/s/  Allen Hartman                              /s/  David Williams
------------------                              -------------------
By:  Allen Hartman                              By:  David Williams, President
Its:  President

     2/7/02
     ------
Execution  Date

                                 LEASE AGREEMENT


THE  STATE  OF  TEXAS     )
                          )
COUNTY  OF  HARRIS        )


THIS LEASE AGREEMENT made the 1st day of December, 1999 between Houston R.E. Income Properties IV, Ltd. d/b/a Corporate Park West of Harris County, Texas, herein called "Landlord," and Humatech, Inc. herein called "Tenant," (whether one or not).

                               W I T N E S S E T H


                              ARTICLE I -- PREMISES

1.01 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon and subject to the terms of this lease, the demised "Premises" depicted in Exhibit "A" attached which is located on the property described in Exhibit "A," being 1718 Fry Rd., Suite 450, Houston, TX 77084 and which Premises contain approximately 1,360 square feet. Said Premises to be constructed in substantial accordance with the specification sheet labeled Exhibit "B" and Exhibit "B-1" attached to and made a part thereof, the demised premises being outlined in red on the attached plot plan labeled Exhibit "C" and Facia Sign Criteria as Exhibit "D."

                           ARTICLE II -- TERM OF LEASE

2.01 TO HAVE AND TO HOLD the Premises unto the Tenant from and after the commencement of the term hereof as hereinafter provided for a term of 36 calendar months, excluding the initial partial month if the lease term begins on any other day than the first of the month, beginning after commencement of the term thereof.

2.02 The term of this Lease shall commence on December 1, 1999 and the term hereof shall end on January 31, 2002. The parties each agree, upon demand of the other, to execute a written declaration in recordable form expressing the commencement and termination dates of the term hereof.

2.03 If tenant improvements are not substantially completed by 12-01-99 the Landlord shall not have any liability whatsoever to the Tenant as a result thereof, and the commencement date will be adjusted to the date the Tenant Improvements are substantially completed, and the date the term of this lease shall end will be adjusted so the term shall be a full thirty-six (36) calendar months.

                      ARTICLE III -- RENT AND OTHER CHARGES

3.01 As rentals under this Lease Agreement and for the use and occupancy of the demised premises, Tenant binds and obligates itself to pay Landlord at the address designated herein or on or at any other place designated in writing by Landlord in Harris County, Texas, without deduction or offset, the sum of Forty Seven Thousand Eighty Three and 20/100 Dollars ($47,083.20), for the total term of this Lease Agreement, payable in monthly installments of:

                     12-01-99 to 01-31-02          $1,307.87

In advance on the first day of each calendar month during this lease term, provided that in the event the lease term commences on a day which is not the first day of the calendar month, then Tenant shall be obligated to pay to Landlord a pro rata monthly rental payment equal to the number of days remaining in the month as the same bears to the total monthly rental referred to above. Lessee agrees to pay additional amount equal to 10% of any amount due Lessor that is not received by Lessor within five (5) days of due date. This amount will become additional rent and default on that amount will be default on this Lease.

3.02 Additionally, Tenant agrees to pay Landlord, Houston, Harris County, Texas, the date of execution and delivery of this lease, the sum of Two Thousand Eight Hundred Thirty Three and 34/100 Dollars ($2,833.34) which includes ($1,416.67) as the first months rent, taxes, insurance and CAM in advance and a security deposit in the amount of ($1,416.67).

                   ARTICLE IV --  MAINTENANCE OF COMMON AREAS

4.01 Landlord agrees to construct, and to maintain during the entire term of this Lease, the parking areas, approaches, exits, entrances and roadways included in the Office/Warehouse substantially as shown on the plot plan annexed hereto as Exhibit "C," in good order and repair.

4.02 Landlord agrees that during the term of this Lease, Tenant shall have the non-exclusive right to use the parking facilities in the Office/Warehouse (provided and designated by Landlord) for the accommodation and parking of automobiles of Tenant, its officers, agent and employees, and its customers and others doing business with the Tenant while doing business in the Office/Warehouse, but it is understood and agreed that Landlord shall have the right to designate from time to time, and to change in a reasonable manner from time to time, the portions of the Office/Warehouse that shall be used as parking areas, approaches, exits, entrances and the like, so long as such changes do not restrict or reduce the amount of parking available to Tenant within 100' of Tenant's front door.

4.03 Common area maintenance (CAM) charge shall be used by the Landlord for the maintenance, repairing and cleaning of the parking areas and drives, keeping them free of trash and abandoned cars, maintaining and repairing exterior lighting for the Center, water, maintenance and upkeep of the Center's landscaping, maintenance and painting of exterior walls, maintaining and repairing the roofs, garbage and trash removal, administrative costs, personnel, maintenance people and other people and other expenses and/or services as may be, in the reasonable judgment of the Landlord to be in the best interest of the Office/Warehouse in order to keep and maintain the Center in a first-class operating condition.

4.04 In addition to the rent specified in Section 3.1 above, and/or amounts due herein Tenant covenants and agrees to pay Landlord, an estimated Common Area Maintenance charge of $.04 per square foot for interior area in the demised premises for the term of this Lease. The total monthly payment, subject to the terms in Section 3.1 above, shall be $54.40.

4.05 Should the Landlord's Common Area Maintenance Costs exceed that amount of the estimated Common Area Maintenance charge specified in Section 4.4 above, Landlord may, at his sole discretion, bill all Tenants of said Office/Warehouse for their pro-rata share of all reasonable expenses or costs exceeding the estimated Common Area Maintenance charges specified in Section 4.04 above on a monthly basis, in addition to the estimated monthly Common Area Maintenance charge.

4.06 Should any Tenant requiring such be negligent in scheduling the timely removal of said garbage/trash, Landlord may then, at his sole discretion, order such removal and bill Tenant for said services. Tenant will pay Landlord the costs of such removal within ten (10) days of Landlord's billing date. Nonpayment of this billing in the specified time allotted as well as nonpayment of levied charges on prorated basis by the other Tenants on the normal usage plan, will constitute a default by Lessee under the terms and provisions of this Lease. Landlord will assign each Tenant a specific dumpster or location (if
Tenant requires own dumpster), as outlined in blue on the attached plot plan labeled Exhibit "C," at Landlord's sole discretion, thus allowing dumpster locations that are screened for visual acceptance and proper maintenance.

                        ARTICLE V -- TAXES AND INSURANCE

5.01 In addition to the rent specified in Section 3.01 above, and/or other amount due herein, Tenant covenants and agrees to pay Landlord, an estimated ad valorem taxes and insurance of $.04 per square foot of interior area in the demised premises for the term of this Lease. The total monthly payment, subject to the terms in Section 3.01 above, shall be $54.40.

5.02 In addition to the rent, Common Area Maintenance payments and other charges called for above, and as additional rent, Tenant will pay to Landlord in Houston, Harris County, Texas, upon Landlord's demand, the pro rata share of any increase in ad valorem taxes assessed against the leased premises. This to include special assessments due and payable with respect to the warehouse tract and improvements thereon imposed by the state, county, school district, municipal, government, or legal tax authority. The Landlord, at his sole discretion, may elect to bill Tenants for their pro rata share of said estimated or actual increase, provided by any legal taxing authority for said taxes and insurance of special assessment (on a monthly basis) to insure prompt and proper payment of said taxes to avoid delinquent payments.

5.03 Tenant shall be obligated and agrees to pay all such taxes which may be lawfully charged, assessed or imposed upon any fixtures, equipment and personal property in the demised premises; and Tenant shall be obligated to pay all license fees, sales taxes and other fees and taxes which may be lawfully imposed upon or with respect to the business of Tenant conducted in or upon the demised premises.

5.04 As additional rental, Tenant will pay to Landlord in Houston, Harris County, Texas, upon Landlord's demand, in each year pro rata cost of fire and extended insurance, public liability insurance and other insurance pertaining to the leased premises. Any proration of such increase shall be in the same manner as in paragraph 5.01 above.

5.05 It is agreed that all determinations shall be made by the Landlord in good faith. Landlord will, upon request, furnish copies of all tax renditions and statements, insurance policies and premium statements and other data and material in Landlord's possession relating to calculation and determination of all such amounts determined by Landlord to be due by Tenant under this Article V.

                             ARTICLE VI -- UTILITIES

6.01 Tenant will at its own cost and expense pay for all water, gas, heat, electricity, water and other utilities used in the demised premises and will save and hold Landlord harmless from any charge or liability for same.

                     ARTICLE VII -- TENANT'S USE OF PREMISES

7.01 It is understood, and Tenant so agrees that the demised premises, during the term hereof, may be used and occupied only for General Office Use. Tenant binds and obligates itself to occupy and use the lease premises continuously during the term of this Lease for the purpose provided above and according to the generally accepted standards for the operation of the same or similar businesses, and during regular business hours as provided in this Lease.

7.02 Tenant agrees, during the entire term hereof, to conduct its business in the Premises at all times in a high class and reputable manner. Tenant shall promptly comply with all laws, ordinances, and lawful orders and regulation affecting the demised premises and the cleanliness, safety, occupation and use of same. No auction or bankruptcy sale may be conducted in the demised premises without the previous written consent of Landlord. Tenant agrees that it will conduct its business in the demised premises during the regular and customary hours of such type of business on all business days, and will conduct such business in lawful manner and in good faith. Tenant shall not use the sidewalks or any area adjacent to the Premises for business purposes without the previous written consent of Landlord.

7.03 In addition to the foregoing, Tenant agrees that it will at all times during the term hereof:
     (a) Maintain the demised premises and exterior and interior portions of all windows, doors and all other glass or plate glass fixtures in first class and to keep the demised premises in a neat and clean condition.
     (b) Cause all goods and merchandise to be delivered and removed and all removal of garbage and refuse to be made only by way of the areas which may be designated by Landlord for Tenant's use for such purposes.

7.04 Tenant further agrees that it will not at any time during the term hereof (a) place on the exterior walls (including both interior and exterior surfaces of windows and doors), the roof of the demised premises or any other part of the Office/Warehouse outside the demised premises any sign, symbol, advertisement, neon lights, other light, or any other object or thing visible to public view outside of the demised premises without the prior written consent of Landlord, or (b) perform any act or carry on any practice which may injure the demised premises or the building in which same are located or any other part of the Office/Warehouse or cause any offensive odors or loud noise or constitute a nuisance or menace to any other tenants therein, or (c) operate or cause to be operated any incinerator or other device for burning of trash or refuse on the demised premises or any where in the Office/Warehouse.

                           ARTICLE VIII -- MAINTENANCE

8.01 Other than as provided below in this section, Landlord agrees to keep in good order, condition and repair the foundations, exterior walls (except glass and glass windows and the so-called store front), roof and structural portions of the demised premises, except for reasonable use and wear and any damage thereof caused by any act of negligence of "Tenant," its employees, agents, licensees or contracts.

8.02 Tenant agrees throughout the term hereof to keep and maintain the Premises and every part thereof (except as herein above provided) in good order, condition and repair, including without limitation, all plumbing facilities within the demised premises, fixtures and interior walls, floors ceiling, signs, air conditioning and heating equipment, all interior building appliances and similar equipment and the sewer line from the Premises to its point of connection with the main sewer line maintained by Landlord to serve the Office/Warehouse. Tenant specifically agrees to replace all glass and glass windows in the demised premises which may be broken or cracked during this Lease at Tenant's sole cost, if broken from inside Tenants space.

8.03 Tenant shall not make any alterations, improvements or additions to the Premises without first obtaining, in each instance, the written consent of Landlord. Any and all alterations, additions, improvement, and fixtures (other that the usual trade fixtures) which may be made or installed by either Landlord or Tenant upon the Premises and which in any manner are attached to the floors, walls or ceiling (including without limitation any linoleum or other floor covering which may be cemented or otherwise adhesively attached to the floor, or air conditioning and heating systems) shall remain upon the Premises and at the termination of this Lease shall be surrendered with the Premises as part thereof without disturbance, molestation or injury except for cabinets and light fixtures which have been paid for and installed by Tenant. Said cabinets shall remain the property of Tenant, and Tenant may remove them at any time, or, at Tenant's option, within a reasonable time after the termination of this Lease.

                   ARTICLE IX -- INDEMNITY & PUBLIC LIABILITY

9.01 Tenant agrees to indemnify and save Landlord harmless from all claims (including reasonable costs and expenses of defending such claims) arising (or alleged to arise) from any act or omission of Tenant or Tenant's agents, or contractors, or arising from any injury, damage or death to any person or the property of any person should such occur during the term of this Lease in or about the Tenant's leased premises from any cause whatsoever (including without limitations bursting pipes and smoke) by reason of construction, use, occupancy or enjoyment of the premises by Tenant or any person therein holding under Tenant. Tenant assumes responsibility for the condition of the premises and agrees to give Landlord written notice in the event of any damage, defect, or disrepair therein. Tenant will provide a waiver of subrogation from Tenant's fire and extended coverage insurance carrier to Landlord upon request. Tenant agrees that Landlord shall not be responsible or liable to tenants or those claiming under Tenant for any loss while occupying any other part of the Office/Warehouse, excluding Landlord, Landlord's employees, representatives or agents who may occupy any other part of the Office/Warehouse.

9.02 Tenant will maintain, at is own cost and expense, public liability and property damage insurance in a form and with a company acceptable to Landlord in a minimum amount of $25,000.00 for property damage. $100,000.00 for injury to or death of one person and $300,000.00 for injury to or death of more than one person and in one accident or casualty. Such policy shall name Landlord (and any of its affiliates, subsidiaries, successors, and assigns designated by Landlord) and Tenant as the insured and shall be noncancellable with respect to Landlord except after thirty (30) days written notice. A certificate of such policy will be deposited with Landlord at least ten (10) days prior to the commencement date of this Lease and renewals thereof as required shall be delivered to Landlord at least ten (10) days prior to the expiration of the respective policy terms.

                 ARTICLE X -- NON-LIABILITY FOR CERTAIN DAMAGES

10.01 Landlord shall not be liable to Tenant for any injury to person or damage to property caused by Premises becoming out of repair or by gas, water, steam, electricity, or oil leaking or escaping into the demised premises (except where due to Landlord's negligence or failure to make repairs required to be made hereunder, after the expiration of thirty days and after written notice to Landlord of the need for such repairs), nor shall Landlord be liable to Tenant for any loss or damage that be occasioned by or through the acts or omissions of other tenants of the center or any other persons whatsoever, except acts or omissions of employees and agents of Landlord. All property kept, stored or maintained within the Premises shall be at Tenant's sole risk.

                   ARTICLE XI -- LANDLORD'S ACCESS TO PREMISES

11.01 Landlord shall have the right to enter upon the Premises at all reasonable hours for the purpose of making emergency repairs to the Premises or any property owned or controlled by Landlord. If Landlord deems necessary any repairs or maintenance work required under this Lease to be made by Tenant. Landlord may demand that Tenant make the same forthwith. If Tenant refuses or neglects to commence such repairs, Landlord may (but shall not be obligated to) make or cause such repairs or maintenance work to be made (without in any way waiving any other rights of Landlord hereunder for Tenant's said default); and if Landlord causes such repairs or maintenance work to be made, Tenant agrees to pay Landlord, as additional rent, the cost of any such repair or maintenance work thereof with interest at ten percent (10%) per annum, and if it shall default in such payment, Landlord shall have the remedies provided in Article XVI hereof.

                   ARTICLE XII -- FIRE AND CASUALTY INSURANCE

12.01 Tenant shall keep its fixtures, merchandise, and equipment insured against loss or damage by fire or casualty with the usual extended coverage clauses, and in the event of loss thereof or damage thereto neither Tenant nor its insurer shall have any recourse against Landlord, it being understood and agreed that Tenant assumes all risk of damage to its own property arising from any cause whatsoever, including without limitation loss by theft or otherwise, excluding any loss or damage caused by Landlord's agents, employees, or representatives, and that each insurance policy maintained by Tenant shall contain an express waiver of any rights of subrogation by the insurer or underwriter to any claim against Landlord.

12.02 Tenant agrees that it will not carry any stock of goods or do anything in or about the demised premises which will in any way increase the premiums for insurance carrier by Landlord or any other tenants on or with respect to the demised premises, the building of which the demised premises are a part or any other buildings in the Office/Warehouse or their respective contents; and Tenant will on demand reimburse Landlord and all other tenants of Landlord in Office/Warehouse for all extra premiums charged to Landlord caused by Tenant's use of the demised premises, whether or not Landlord has consented to the same. If Tenant shall install any electrical equipment that overloads the lines in the demised premises, Tenant shall at its expense make whatever changes are necessary to comply with the requirements of the insurance underwriters and governmental authorities having jurisdiction thereover.

                 ARTICLE XIII -- CASUALTY DAMAGE OR DESTRUCTION

13.01 If at any time when twelve (12) full calendar months or more remain in the lease term, any part of the entire building should be destroyed or damaged by fire or other risk covered by Landlord's fire and extended coverage insurance and such damage or destruction amounts to less than twenty percent (20%) of current replacement cost of the entire building and such damage can be repaired with the application of reasonable diligence within fifteen (15) working days, then in such event Landlord will be obligated to repair and reconstruct the premises, within a reasonable time, subject to delays caused by strikes, shortage of labor or material, war, Acts of God and other conditions beyond Landlord's reasonable control. Otherwise, if the demised premises, or the building should be destroyed or damaged by fire or any other casualty, then Landlord shall have the election to terminate this Lease or to repair and reconstruct the premises, and Landlord will notify Tenant of its election within thirty (30) days after receipt of written notice from Tenant of such damage or destruction.

                          ARTICLE XIV -- EMINENT DOMAIN

14.01 If there shall be taken during the term of this Lease all of the demised premises, or so large a part thereof that the balance cannot be practicably and economically restored to a unit, then in any of such events this Lease shall terminate. If a lesser part of the leased premises or building should be so taken, then Landlord may elect to terminate this Lease or to continue same in effect, but if Landlord elects to continue Lease, the minimum rental shall be reduced in proportion to the area of the leased premises so taken.

14.02 All sums awarded or agreed upon between Landlord and the condemning authority for taking of the fee or the leasehold interest, whether as damages or as compensation, will be the property of Landlord. Any amounts specifically awarded or agreed upon by the Tenant and the condemning authority for the taking of Tenant's trade fixtures or other equipment shall be the property of Tenant.

                      ARTICLE XV -- ASSINGMENTS-SUBLETTING

15.01 Notwithstanding any other provision of this Lease, Tenant covenants and agrees that it will not assign this Lease or sublet (which term, without limitation, shall include granting of concessions, licenses and the like) the whole or any part of the demised premises without the express written consent of Landlord, and in any case where Landlord shall consent to such assignment or subletting, the Tenant named herein shall remain fully liable for the obligations of the "Tenant" hereunder; including without limitation, the obligation to pay all rent and other amounts provided under this Lease, for and during the entire term of this Lease.

                             ARTICLE XVI -- DEFAULTS

16.01 It is covenanted and agreed that if Tenant shall neglect or fail to perform or observe and the covenants, terms, provisions, or conditions contained in this Lease to be performed or observed by it, or if the estate hereby created shall be taken by execution or by other process of law, or if Tenant shall be declared bankrupt or insolvent according to law, or if any assignment shall be made of the property of Tenant for the benefit of creditors, or if a receiver, guardian, or conservator, or other similar office shall be appointed to take charge of all or any substantial part of Tenant's property by a court of competent jurisdiction, or if Tenant shall file a petition or a petition shall be filed for a reorganization of Tenant under any provisions of the Bankruptcy Act now or hereafter enacted, or if Tenant shall file a petition for arrangement or other relief under any provisions of the Bankruptcy Act now or hereafter enacted and providing a plan or method for a debtor to settle, satisfy, or extend the time for payment of debts, then and in any of the said cases (notwithstanding any license of any former breach of covenant or waiver of the benefit thereof or consent in any former instance), Landlord lawfully may, immediately, or at any time thereafter, and without demand or notice, immediately and upon the demised premises or any part thereof in the name of the whole and repossess the same as of Landlord's former estate, and expel Tenant and those claiming by, through or under it and remove its or their effects (through reasonable means) without being deemed guilty of any manner of trespass, and without liability for any damage of loss thereby occasioned, and without prejudice to any remedies which might otherwise be used for arrears
of   rent  or  preceding  breach  of  covenant.  Tenant  covenants  and  agrees, notwithstanding any entry or reentry by Landlord, whether by summary proceedings, termination of this Lease or otherwise, to pay and to be liable for on all the days originally fixed herein for the payment thereof, an amount equal to the several installments of rent and all other amounts and charges which would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or reentered as aforesaid, and whether the demised premises be re-let or remain vacant in whole or in part for the entire remaining term or for any period or periods less than the remainder of such term subject only to a credit for the net amount of rentals, if any, actually collected by Landlord for so doing and without any obligation on the part of Landlord to re-let (or to attempt to re-let same); or at the election of Landlord, Tenant, upon the time of such termination shall pay the amount that represents the excess of the rental and other amounts and payments hereinabove, above the reasonable rental value of said demised premises for such remainder or said term.

16.02 In case Tenant defaults in the payment of rental or other amount becoming due by Tenant hereunder or in the performance of observance of any of the terms, covenants, agreements, or conditions contained in the Lease, Tenant agrees to pay Landlord all reasonable attorneys fees and costs thereby incurred by Landlord, in addition to all other amounts owing and which may become owing by Tenant hereunder.

16.03 In the event Tenant shall fail to neglect to pay any insurance premiums or to maintain any insurance policies which Tenant is obligated to pay or maintain under any terms or provisions of this Lease, Landlord shall have the right (but shall not be obligated to) without impairing or waiving any other right or remedy herein provided for such default by Tenant, to pay such insurance premiums. To maintain policies of insurance, and all amounts thus paid out by Landlord and costs and expenses thus incurred by Landlord, together with interest thereon at the rate of ten percent (10%) per annum from the date expended by Landlord until repaid.

16.04 It is agreed that Landlord shall have and Tenant hereby grants to Landlord a valid first security interest upon all the goods, chattels, furniture, trade fixtures and property which Tenant may have or own upon the demised premises at any time or times during the term of this Lease. It is agreed that such express security interest shall not be construed as a waiver of any statutory or other lien given or which may be given Landlord, but shall be additional thereto.

                    ARTICLE XVII -- MISCELLANEOUS PROVISIONS

17.01 Financing - Subordination: It is expressly stipulated and agreed that Tenant's rights, title, estate, and interest in and under this Lease and the covenants of quiet enjoyment and warranties of Landlord herein contained are and shall be at all times subordinate and subject to all valid liens and security interests now existing. Tenant agrees at any time and from time to time upon request of Landlord to execute and deliver proper recordable agreements submitted by Landlord expressly recognizing and confirming the foregoing subordination agreement with respect to any such lien or security interest. Alternatively, Tenant also agrees upon request of Landlord at any time or times to join with any line-holder or secured party holding under Landlord in recordable recognition agreements.

17.02 Holding Over: If Tenant should remain in possession of the leased premises after the expiration of the term of this Lease, without the execution of a new Lease then Tenant shall be deemed to be occupying the Leased premises as a Tenant from month to month, subject to all the covenants and obligations of this Lease and at a rental equal to 200% of the previous monthly rental and Common Area Maintenance.

17.03 Waiver: Failure on the part of Landlord to complain of any action or non-action on part of Tenant, no matter how long the same may continue, shall not be deemed to be a waiver by Landlord of any of its rights hereunder. Further, it is covenanted and agreed that no waiver at any time of any of the other provisions herein shall be construed as a waiver at any subsequent time of the same provisions. The consent of approval by Landlord to any action of Tenant requiring Landlord's consent or approval shall be required for any subsequent similar act by Tenant.

17.04 Notices: Whenever by the terms of this Lease notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be delivered in hand or sent by Registered or Certified Mail, postage prepaid.

If  intended  for  Landlord,  address  to:

                            Hartman Management, Inc.
                      1450 W. Sam Houston Pkwy N. Suite 100
                               Houston, TX  77043

If  intended  for  Tenant,  addressed  to:

                                 HumaTech, Inc.
                            1718 Fry Road, Suite 450
                               Houston, TX  77084

or such other address as may from time to time hereafter be designated by Tenant by like notice.

17.05 Mechanic's Liens: Tenant and Landlord agree that each shall pay, when due, all sums of money that may become due for, or purporting to be for, any labor, services, material, supplies, or equipment alleged to have been furnished or to be furnished to or for Tenant. If secured by mechanic's materialman's or other lien against the demised premises or Landlord's interest therein, and will cause each such lien to be fully discharged and released at the time the performance of any obligation secured by any such lien matures or becomes due. If Tenant desires to contest any such lien, it may do so; but notwithstanding any such contest, if any such lien shall be reduced to final judgment and such judgment or such process as may be issued for the enforcement thereof is not promptly stayed or is so stayed and shall entirely pay and discharge said judgment forthwith. Landlord shall have the right to post and maintain on the demised premises such notices of non-responsibility as are provided for under the Mechanic's Lien Laws of Texas.

17.06 Invalidity of Particular Provisions: If any term or provisions of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstance other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

17.07 Provisions, Bindings, etc.: Except as herein otherwise expressly provided, the terms and provisions shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, legal representatives, successors, and assigns respectively, of Landlord and Tenant. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to those instances in which Landlord may later give written consent to a particular assignment.

17.08 Definition of Terms: As used in this Lease and when required by the context, each number (singular or plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise required, the word "person" shall include "corporation, firm, or association," and furthermore, it is agreed and understood that any or all references made to "Lessor" and "Lessee" in this Lease shall by synonymous with any or all references to "Landlord" and "Tenant" in said Lease, and any or all Exhibits, Addenda, Attachments, or parts thereof.

17.09 Time of Essence: Time is and shall be of the essence of this Lease and of each term and provision hereof.

17.10 Governing Law: This Lease shall be governed exclusively by the provisions hereof and by the laws of the State of Texas, as the same may from time to time exist.

17.11 Tenant Signs: Facia Sign Criteria (if any) refer to Exhibit "D" attached hereto and made a part hereto.

17.12 Mortgagee's Acceptance: This agreement shall only be effective after written approval by Landlord's mortgagee accepting the terms and conditions herein.

17.13 Estoppel Certificate: Tenant agrees at the request of Landlord to execute an Estoppel Certificate and return same to Landlord within thirty (30) days. Failure to sign same when requested will constitute a default under this Lease Agreement.

17.14 Additions to Common Areas: Landlord reserves the right to make additions to the parking lot and/or the common area of the Office/Warehouse (whether erected, built or installed) provided that such additions do not substantially alter the Premises or parking lot of the Office/Warehouse.

17.15 Option: Provided that the Lease between the Landlord and the Tenant is not in default hereunder, Landlord grants Tenant the option to renew the Lease on the premises for an extended period of one term, being 36 months in duration, upon the termination of the primary term. The rental rate of the premises will be the Fair Market Value Rental. Tenant must exercise its option to renew said Lease no less than six (6) months prior to the end of the term.

17.16 Entire Agreement: This agreement and any addenda thereto constitutes the sole agreement of the parties hereto and supersedes any prior understandings or written or oral agreements respecting the leased premises. No amendment, modification, or alteration of the terms of conditions herein shall be binding unless the same shall be in writing and duly executed by the parties hereto.

17.17 To the extent that the validity of or the protection afforded by any policy of insurance is not impaired thereby, Landlord and Tenant each expressly waives any cause of action or right to recovery which either may have hereafter against the other for any loss or damage, as the case may be, arising out of any risk covered by any such insurance policy, whether or not such policy shall have been taken out by the party sustaining such loss or damage.

17.18 Notwithstanding anything herein to the contrary, to secure the payment of all rental obligations due and to become due hereunder, and the faithful performance of this Lease by the Tenant, hereby gives the Landlord an express

CONTRACT LIEN on all property, chattels and inventory in the premises, exclusive of that owned by others. All exemption laws are hereby waived in favor of said lien. This lien is give in addition to the Landlord's Statutory Lien and shall be cumulative thereof. This Lease is also intended to and constitutes a security agreement and the lien herein created for security interest herein established. The security interest herein established may be foreclosed without court proceedings by a public or private sale as a security interest under the Uniform Commercial Code of this state, and pursuant thereof. Tenant agrees that upon Landlord's requires Tenant shall execute UCC-1s.

17.19 Notwithstanding anything herein to the contrary, both Landlord and Tenant agree that any delay in the Tenant occupancy of space, will not affect the starting date on the lease. Whether the delay is caused by either Landlord or Tenant, the rental starting date shall remain as described in the lease.

17.20 In consideration of Landlord's covenants and agreements hereunder, Tenant hereby covenants and agrees not to disclose any terms, covenants or conditions of this Lease to any other party without the prior written consent of Landlord.

17.21 The parties to this contract [and any broker who signs the contract] agree to negotiate in good faith in an effort to resolve any dispute related to the contract that may arise between the parties [or between a party and a broker]. If the dispute cannot be resolved by negotiation, the dispute will be submitted to mediation before resorting to litigation. If the need for mediation arises, a mutually acceptable mediator shall be chosen by the parties to the dispute who shall share the cost of mediation services equally.

17.22 Should Tenant decide to vacate the premises upon expiration of this Lease, Tenant agrees to provide Landlord with ninety (90) days prior written notice of its intent to vacate. If ninety (90) days prior written notice is not provided and the space is vacated upon expiration or anytime thereafter without proper notice, the Tenant agrees to forfeit the security deposit.

Agreed  this      1  day  of      December,  1999.
             ------          -------------

TENANT:                            LANDLORD:

HumaTech,  Inc.                    Houston  R.E.  Income  Properties  XV,  Ltd.
                                   d/b/a  Corporate  Park  West


/s/  David  Williams               /s/  Allen  Hartman
--------------------               -------------------
David  Williams,  President        Hartman Partnership XV, Inc. General Partner
                                   Allen  Hartman,  President


     36-355-9839
     -----------
Tax  Id  No.

                                   Exhibit "A"

                                Legal Description

                                   Exhibit "B"

                      Tenant accepts lease space in "As-Is"

                                   Exhibit "C"

                          Corporate Park West Site Plan

                                   Exhibit "D"

                                  Sign Criteria